ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20070343094-42
Ross Miller	Filing Date and Time 05/17/2007 10:10 AM
Secretary of State State of Nevada	Entity Number E0348572007-7

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Rider Exploration, Inc.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Nevada Agency and Trust
Name

50 West Liberty Street, Suite 880 — Reno — Nevada 89501
(MANDATORY) Physical Street Address — City — Zip Code

(OPTIONAL) Mailing Address — City — State Zip Code

3. Shares: (number of shares corporation is authorized to issue)

Number of shares with par value: 50,000,000 — Par value per share: $ 0.001 — Number of shares without par value:

4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)

1. Steve Friberg
Name
5080 Plumas St. — Reno — NV 89519
Street Address — City — State Zip Code

2. Linda Greenblatt
Name
1753 Honeytree Dr — Las Vegas — NV 89144
Street Address — City — State Zip Code

3.
Name

Street Address — City — State Zip Code

5. Purpose: (optional - see instructions)

The purpose of this Corporation shall be:
Mining Exploration and Development

6. Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)

Linda Greenblatt — X [signature]
Name — Signature

1753 Honeytree Dr. — Las Vegas — NV 89144
Address — City — State Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

X [signature]
Authorized Signature of R. A. or On Behalf of R. A. Company — Date 5/16/07

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **RIDER EXPLORATION, INC.**, did on May 17, 2007, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 17, 2007.

ROSS MILLER
Secretary of State

By

Certification Clerk